CYPRESSTREE

                              [CYPRESSTREE GRAPHIC]

Senior
Floating Rate



                                                                Fund

 Annual Report
December 31, 1998

Audited Financial Statements                            [CYPRESSTREE LOGO]

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
President's Message
--------------------------------------------------------------------------------

February 22, 1999

Dear Shareholder:

This past year turned out to be a true test for the senior loan market. And, we are pleased to report that senior loans passed with high marks.

During 1998, the stock market exhibited sharp volatility, setting new highs early in the year and declining in the third quarter due to economic, political, and financial worries. The stock market bounced back in the fourth quarter as consumer spending remained robust and interest rates remained at historically low levels.

During this turbulent period, the senior loan market, in contrast, offered relative stability and attractive returns to investors. In fact, during the third quarter, senior loans were one of only a few asset classes to provide positive total returns. We are pleased to report that the CypressTree Senior Floating Rate Fund's net asset value fluctuated just pennies from its inception through year-end 1998.

On balance, our outlook for 1999 remains positive. Capital continues to flow into the loan market, and the new issue calendar, which had been light in January has started to build nicely. The higher LIBOR spreads experienced in late 1998 will likely narrow somewhat; however, overall returns should remain attractive and credit quality should remain high.

As always, we will continue to strive for exceptional results. Thank you for investing with us. We appreciate your continued commitment to the CypressTree Senior Floating Rate Fund. If you have questions regarding your investment, please call your investment advisor or our customer service team at 800-876-5957.


Sincerely,

/s/ Bradford K. Gallagher

Bradford K. Gallagher
President, CypressTree Senior Floating Rate Fund

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio Manager's Commentary
-------------------------------------------------------------------------------
Investment Objective:   Provide a high level of current income consistent with
                        the preservation of capital through investment primarily in senior secured floating rate loans and other senior secured floating rate debt obligations.

Subadvisor:             CypressTree Investment Management Company, Inc.

Portfolio Manager:      Jeffrey S. Garner

Inception Date:         April 6, 1998

                        Change in Value of $10,000 Investment and Comparative Index

    [Graph of Change in Value of $10,000 Investment and Comparative Index]

                               30-Day SEC Yield
                               -----------------
                          [Graph of 30-Day SEC Yield]

                               Performance Table
                               -----------------

                                                                     Total Return
                                                                    Since Inception
Periods Ending 12/31/98                                             ---------------
DLJ Leveraged Loan Index*                                               2.05%
Senior Floating Rate Fund                                               4.81%

        *   Returns for the index begin on the month-end closest to the actual inception date of the Fund.
        **  Because period less than one year, return shown is the cumulative return since inception.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio Manager's Commentary
-------------------------------------------------------------------------------


                         Portfolio Manager Commentary
                         ----------------------------

As of 12/31/98, the CypressTree Senior Floating Rate Fund's 30-day SEC yield was an impressive 7.85%, and the Fund's share price was $9.93 having fluctuated just pennies since its launch at $10.00 per share in April. From inception through 12/31/98, the Fund outperformed the benchmark DLJ Leverage Loan Index, as indicated in the chart above. The Fund was well diversified with investments in 24 companies representing 16 different industries.

In 1998, the senior loan market experienced record loan volume of over $200 billion driven by a continued strong economy and an unprecedented flow of funds into the market. During the first three-quarters of the year, strong loan demand drove bid levels for many names above par and exerted significant pressure on new issue pricing. However, as deepening political, economic and financial concerns began to roil the financial markets late in the third quarter, senior loans came under significant pressure as investors sat on the sidelines waiting for the market to regain its positive momentum. In the new issue market, average yields increased by 0.75% to 1%, and average upfront fees rose by 0.25% to 0.50% in order to attract adequate investor demand. Loan structures also became more conservative during the fourth quarter with most transactions carrying strong BB credit ratings and considerably lower leverage. The secondary market traded down 2%-3% in October in response to significantly higher new issue pricing and selling pressure created by hedge funds and other investors who needed to raise cash. By late November the loan market began to develop a more positive tone, as the flow of funds into the market increased, and several high profile transactions such as Scotts and Travel Centers were well received.

Since the launch of the CypressTree Senior Floating Rate Fund in April, we have endeavored to minimize performance volatility by focusing on those investments which offer both superior credit quality and strong liquidity. Further, we were able to take advantage of several attractively priced new issues that came to market late in the fourth quarter as well as a number of investments that were available in the secondary market at significant discounts.



                           *   *   *   *   *   *   *



CypressTree Senior Floating Rate Fund shares are not deposits or obligations of, or guaranteed by, any bank or financial institution. Mutual fund shares are not insured by the FDIC or any other agency and are subject to investment risk, including the possible loss of principal. The investment return and principal value of an investment in the Fund will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results, and there is no guarantee the Fund will achieve its objective.

Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains.

The 30-day SEC Yield is computed by using a standardized formula that represents the theoretical net investment income per share earned over the 30-day period noted, expressed as an annualized percentage of the maximum offering price of shares on that date.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of CypresTree Senior Floating Rate Fund, Inc:

We have audited the accompanying statement of assets and liabilities of CypressTree Senior Floating Rate Fund, Inc. ("the Fund"), including the portfolio of investments, as of December 31, 1998, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the period from commencement of operations, April 6, 1998, through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and selling or agent banks, where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CypressTree Senior Floating Rate Fund, Inc. as of December 31, 1998, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from the commencement of operations, April 6, 1998, through December 31, 1998, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Boston, Massachusetts
February 24, 1999

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio of Investments - December 31, 1998
-------------------------------------------------------------------------------

                                                                            Maturity
Industry                       Description                      Type          Date         Par        Value
--------                       -----------                      ----        --------     --------   -----------
LOANS - 92.5%
Automobile - 10.6%

                               Collins and Aikman               BTL - B      6/30/05      $250,000  $  249,063
                               Environmental Systems Products   BTL - B      9/30/05       250,000     249,687
                               Federal Mogul Corporation        BTL - C      9/30/06       300,000     299,859
                                                                                                    ----------
                                                                                                       798,609
Broadcasting - 3.3%
                               Emmis Communication Corp         BTL - B      2/28/07       250,000     249,427

Chemicals, Plastics and Rubber - 6.5%
                               General Chemical Group           BTL - B      6/15/06       248,750     245,796
                               Hexcel Corporation               BTL - B      8/25/05       250,000     246,875
                                                                                                    ----------
                                                                                                       492,671
Containers, Packaging and Glass - 6.6%
                               Huntsman Packing Corp            BTL - B      6/30/06       247,500     245,077
                               Jefferson Smurfitt Corp.         BTL - B      3/31/06       250,000     248,948
                                                                                                    ----------
                                                                                                       494,025
Consumer Durable - 3.3%
                               Sealy Corporation                BTL - B      2/15/04        94,565      94,166
                               Sealy Corporation                BTL - C      2/15/05        68,111      67,824
                               Sealy Corporation                BTL - D      2/15/06        87,039      86,672
                                                                                                    ----------
                                                                                                       248,662
Consumer Non-durable - 3.3%
                               Amscan Holdings, Inc             BTL         12/31/04       249,372     246,878

Diversified/Conglomerate Manufacturing - 16.5%
                               Alliance Laundry Systems         BTL - A      5/05/05       750,000     743,763
                               CII Carbon, LLC                  BTL          6/30/08       248,750     247,429
                               SPX Corporation                  BTL - B      9/30/06       249,375     250,115
                                                                                                    ----------
                                                                                                     1,241,307
Electronics - 3.3%
                               Dynamic Details, Inc             BTL - B      4/22/05       250,000     249,375

Healthcare - 6.6%
                               Alliance Imaging, Inc.           BTL - C      9/30/04       250,000     248,750
                               Stryker Corporation              BTL - B      2/04/05       166,580     167,075
                               Stryker Corporation              BTL - C      2/04/06        83,420      83,759
                                                                                                    ----------
                                                                                                       499,584
Leisure and Amusement - 8.3%
                               Regal Cinemas                    BTL - B      5/27/06       247,930     245,838
                               Regal Cinemas                    BTL - C      5/27/07       132,353     131,195
                               United Artists Theatres          BTL - C      4/21/07       150,000     147,262
                               United Artists Theatres          BTL - C      4/21/06        99,250      97,439
                                                                                                    ----------
                                                                                                       621,734
Machinery - 8.3%
                               Thermadyne Manufacturing LLC     BTL - B      5/22/05       311,719     310,939
                               Thermadyne Manufacturing LLC     BTL - C      5/22/06       311,719     310,939
                                                                                                    ----------
                                                                                                       621,878
Mining & Metals - 3.3%
                               Neenah Foundry Company           BTL - B      6/30/05       250,000     250,312

Oil & Gas - 3.3%
                               Travel Centers of America        BTL - B      3/27/05       250,000     250,547

Printing, Publishing and Broadcasting - 3.3%
                               Capstar Broadcasting             BTL - B      5/31/05       248,750     247,118

                                      2

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                            Maturity
Industry                       Description                       Type         Date      Par       Value
--------                       -----------                      -------     --------  --------  ----------
Real Estate - 2.7%
                               Atrium Companies, Inc.           BTL - B     6/30/05   $ 95,679  $   94,842
                               Atrium Companies, Inc.           BTL - C     6/30/06    109,460     108,502
                                                                                                ----------
                                                                                                   203,344
Transportation - 3.3%
                               American Commercial Lines        BTL - B     6/30/06    105,696     105,498
                               American Commercial Lines        BTL - C     6/30/07    144,018     143,748
                                                                                                 ---------
                                                                                                   249,246

TOTAL LOANS                    (Cost $7,000,035*)                                               $6,964,717
                                                                                                ----------

SHORT-TERM INVESTMENTS - 12.5%
                               SSGA Money Market Fund  (Cost $939,797)                 939,797  $  939,797
                                                                                                ----------

TOTAL INVESTMENTS - 105.0%      (Cost $7,939,832*)                                              $7,904,514
                                                                                                ----------

OTHER ASSETS AND LIABILITIES, NET - (5.0%)                                                        (376,207)
                                                                                                ----------

NET ASSETS - 100.0%                                                                             $7,528,307
                                                                                                ==========



*  The cost for Federal Income Tax purposes is the same.

    The accompanying notes are an integral part of the financial statements

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statement Of Assets And Liabilities - December 31, 1998
----------------------------------------------------------------------------------------------------------------------


    ASSETS:
    -------
    Investments in loans and securities, at value.  (Identified
    cost, $7,939,832.)  (See accompanying Portfolio of Investments).....................................   $7,904,514
    Cash................................................................................................       31,225
    Receivables:
        Investments sold................................................................................        2,625
        Fund shares sold................................................................................       65,527
        Interest receivable on bank loans...............................................................       80,982
    Unamortized organization costs......................................................................      212,500
                                                                                                           ----------
                Total assets............................................................................    8,297,373
                                                                                                           ----------

    LIABILITIES:
    ------------
    Payables:
        Organization costs..............................................................................      212,500
        Fund shares redeemed............................................................................      537,641
        Dividends ......................................................................................           35
    Deferred facility fee...............................................................................       18,890
                                                                                                           ----------
                Total liabilities.......................................................................      769,066
                                                                                                           ----------

    NET ASSETS..........................................................................................   $7,528,307
                                                                                                           ==========

    NET ASSETS CONSIST OF:
    ----------------------
        Accumulated net realized gains (losses) ........................................................     ($17,088)
        Unrealized appreciation (depreciation) on investments...........................................      (35,318)
        Capital shares at par value of $.01 (Note 3)....................................................        7,582
        Additional paid-in capital......................................................................    7,573,131
                                                                                                           ----------

                Net assets.............................................................................    $7,528,307
                                                                                                           ==========

        Net Asset Value, Offering and Redemption Price per Share ......................................         $9.93
                                                                                                           ==========
        ($7,528,307 / 758,187 shares outstanding)

   The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statement of Operations
--------------------------------------------------------------------------------

                                                                                     For the period from
                                                                                        April 6, 1998*
                                                                                           through
                                                                                       December 31, 1998
                                                                                     -------------------
    INVESTMENT INCOME:
    ------------------
      Interest......................................................................   $    256,245
      Facility and other fee income.................................................          2,237
                                                                                       ------------

                Total income .......................................................        258,482
                                                                                       ------------
    EXPENSES:
    ---------

      Investment adviser fee (Note 5)..............................................          29,296
      Transfer agent fee...........................................................          10,049
      Audit and legal fees.........................................................          15,000
      Accounting and administration fees (Note 5)..................................          13,787
      Directors fees and expenses..................................................          24,000
      Amortization of organization expenses........................................          37,500
      Miscellaneous................................................................          17,546
                                                                                       ------------
      Expenses before reimbursement by investment  adviser.........................         147,178

      Reimbursement of expenses by investment adviser (Note 6).....................        (147,178)
                                                                                       ------------

                Net expenses.......................................................               0
                                                                                       ------------

                Net investment income.............................................          258,482
                                                                                       ------------
    REALIZED AND UNREALIZED GAIN/(LOSS):
    ------------------------------------

      Net realized (loss) on investment transactions...............................         (17,088)
      Unrealized (depreciation) on investments.....................................         (35,318)
                                                                                       ------------
                Net realized and unrealized loss...................................         (52,406)
                                                                                       ------------
      Net increase in net assets resulting from operations.........................    $    206,076
                                                                                       ============

* Commencement of Operations.

   The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statement Of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   For The Period
                                                                                 From April 6, 1998*
                                                                                       through
                                                                                 December 31, 1998
                                                                               ---------------------
    Increase/(Decrease) in Net Assets from:

    OPERATIONS:
    -----------
      Net investment income                                                        $  258,482
      Net realized gain (loss) on investment transactions..................           (17,088)
      Change in unrealized appreciation on investments                                (35,318)
                                                                               --------------

    Net increase in net assets resulting from operations...................           206,076

    DISTRIBUTIONS FROM :
    --------------------
      Net investment income................................................          (258,482)


    Increase in net assets from capital share transactions (Note 3)........         7,480,713
                                                                               --------------

    Increase in net assets.................................................         7,428,307


    Net assets at beginning of period......................................           100,000
                                                                               --------------
    Net assets at end of period............................................        $7,528,307
                                                                               ==============

    * Commencement of operations

   The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statement Of Cash Flows
--------------------------------------------------------------------------------

                                                                                For The Period
                                                                              From April 6, 1998*
                                                                                    through
                                                                               December 31, 1998
                                                                              --------------------
Increase/(Decrease) in Cash
---------------------------
Cash Flows From (Used for) Operating Activities:
    Purchase of loans.......................................................      ($7,875,000)
    Interest and facility fees received.....................................          194,692
    Purchase of short-term securities, net..................................         (938,099)
    Proceeds from loans sold................................................          855,252
Net Cash used for operating activities......................................       (7,763,155)
                                                                              ----------------

Cash Flows From (Used for) Financing Activities:
    Proceeds from shares sold...............................................        9,476,374
    Payments for shares redeemed............................................       (1,697,764)
    Cash dividends paid (not including reinvested dividends of $174,217)....          (84,230)
                                                                              ----------------
Net Cash from financing activities..........................................        7,694,380
                                                                              ----------------
Net Decrease in Cash                                                                  (68,775)
    Cash at beginning of period.............................................          100,000

    Cash at end of period...................................................       $   31,225
                                                                              ================

Reconciliation of Net Increase in Net Assets from Operations to Net
-------------------------------------------------------------------
Cash used for Operating Activities
----------------------------------
    Net increase in net assets from operations..............................       $  206,076
    Increase in interest receivable.........................................          (80,982)
    Increase in receivable for investments sold.............................           (2,625)
    Increase in deferred facility fees......................................           18,890
    Net increase in investments.............................................       (7,904,514)
    Net cash used for operating activities..................................      ($7,763,155)
                                                                              ================


* Commencement of Operations

   The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Financial Highlights (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                                                Period from
                                                                               April 6, 1998*
                                                                                   through
                                                                                December 31,
                                                                                    1998
                                                                             ----------------
     Net Asset Value, Beginning of Period                                             $10.00
--------------------------------------------------------------------------------------------
     Investment Operations:
        Net investment income                                                           0.53
        Net realized and unrealized gain on investments                                (0.07)
                                                                             ---------------
                Total from investment operations                                        0.46
                                                                             ---------------
     Distributions
        Dividends from net investment income                                           (0.53)
--------------------------------------------------------------------------------------------
     Net Asset Value, End of Period                                                   $ 9.93
--------------------------------------------------------------------------------------------
     Total Return                                                                      4.81%+
============================================================================================
     Ratios/Supplemental Data
        Net assets, end of period (000's)                                             $7,528
        Ratio of total expenses to average net assets                                  0.00%#
        Ratio of net investment income to average net assets                           7.50%#
        Portfolio turnover rate                                                          20%+
        Expense ratio before expense reimbursement by adviser                          4.27%#


 * Commencement of Operations
 + Not annualized
 # Annualized

   The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements
-------------------------------------------------------------------------------

1. ORGANIZATION OF THE FUND. The CypressTree Senior Floating Rate Fund (the "Fund") is a non-diversified closed-end, management investment company. The Fund is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations.

CypressTree Asset Management Corporation, Inc. ("CAM"), a wholly-owned subsidiary of CypressTree Investments, Inc., ("CypressTree") serves as investment adviser and principal underwriter for the Fund. CypressTree Investment Management Company, Inc. (CIMCO) serves as the Fund's subadviser. CypressTree Funds Distributors, Inc. ("CFD"), also a wholly-owned subsidiary of CypressTree, serves as distributor for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed when preparing the Fund's financial statements. These policies are in accordance with generally accepted accounting principles ("GAAP").

Security Valuation. The Fund's investments in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree in CIMCO's opinion and for which CIMCO can obtain at least two quotations from banks or dealers in Loans will be valued by calculating the mean of the last available bid and asked prices in the market for such Loans, and then using the mean of those two means. If only one quote for a particular Loan is available, the Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. Loans for which an active secondary market does not exist to a reliable degree in CIMCO's opinion will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, CIMCO will consider, among other factors, (a) the creditworthiness of the Borrower and any Intermediate Participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method is determined not to produce fair valuation. Repurchase agreements and investments in money market funds are valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

Federal Income Taxes. It is the Fund's policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable income and any net realized gain on investments to its shareholders each year. Accordingly, no federal income tax provision is required.

Distributions of Income and Gains. Distributions of net investment income are declared as a dividend to shareholders of record as of the close of business each day and are paid monthly. The Fund distributes realized net capital gains, if any, at least annually, after offset by any capital loss carryovers. The Fund has a capital loss carryover of $17,088 which expires in 2005.

Repurchase Agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is at least equal to 102% of the resale price, and the Fund will take constructive receipt of all securities underlying the repurchase agreements until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase price.

Deferred Organization Expenses. Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over 5 years.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 2, continued

Capital Accounts. The Fund reports the accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting net asset value.

Estimates. Preparing the financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the amounts reported for the reporting period and as of the end of the reporting period. Actual results could differ from those estimates.

Income. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Facility fees received are recognized as income over the stated life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., are recorded as income when received or contractually due to the Fund.

Gains/Losses. Gains or losses realized on the sale of portfolio assets are recognized on the trade date using the specific identification method.

3. CAPITAL SHARES. The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued. Share activity for the period ended December 31, 1998 was as follows:

                                                Shares            Capital
                                           --------------    ---------------
        Sold............................         955,779       $ 9,541,901
        Reinvestment of distributions...          17,493           174,217
        Redeemed........................        (225,085)       (2,235,405)
                                           --------------    ---------------
             Net increase/(decrease)....         748,187       $ 7,480,713
                                           ==============    ===============

In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will make monthly offers to repurchase a percentage (usually 10%) of outstanding shares at net asset value. Shareholders will be sent a Notification of Repurchase Offer seven to fourteen days before each monthly repurchase offer. During the period ended December 31, 1998, the Fund made eight Repurchase Offers, and actually redeemed the amounts shown in the table below. In no case was a monthly Repurchase Offer oversubscribed.

                           Amount Tendered
                    ----------------------------
                       Shares          Capital
                    -----------    -------------
        May               500         $  5,010
        June                0                0
        July           11,379          114,135
        August          7,939           79,552
        September      17,858          177,683
        October        71,098          705,296
        November       62,102          615,436
        December       54,209          538,293

4. PURCHASES AND SALES OF SECURITIES. During the period ended December 31, 1998, the Fund's cost of purchases of Loans and proceeds from Loan sales were $7,875,000 and $857,877, respectively. Unrealized appreciation/depreciation in the value of those investments at December 31, 1998 for federal income tax purposes were as follows:

        Gross unrealized appreciation           $   2,434
        Gross unrealized depreciation             (37,752)
                                                ----------
        Net unrealized appreciation             $ (35,318)
                                                ----------

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

5. INVESTMENT ADVISORY AGREEMENT. The Fund maintains an Investment Advisory Agreement with CAM ("Adviser"), who is responsible for managing the corporate and business affairs of the Fund, and selects, contracts with and compensates the subadviser to manage the Fund's assets. As compensation for its services the Adviser receives from the Fund an annual fee equal to the following percentage of average daily gross assets: 0.85% for the first $1 billion of average daily gross assets; 0.80% for average daily gross assets between $1 billion and $2 billion; and 0.75% for average daily gross assets of more than $2 billion. For purposes of computing the advisory fee, average daily gross assets are determined by deducting from total assets of the Fund all liabilities except the principal amount of any indebtedness from money borrowed, including debt securities issued by the Fund.

CAM has retained CIMCO to serve as the Fund's subadviser to manage the investment and reinvestment of the Fund's assets. As compensation for its services as subadviser, CIMCO receives from CAM an annual fee paid monthly equal to the following percentage of average daily gross assets: 0.45% for the first $1 billion of average daily gross assets; 0.40% for average daily gross assets between $1 billion and $2 billion; and 0.35% for average daily gross assets of more than $2 billion. Average daily gross assets are computed as described above. The fee paid to CIMCO is not an additional charge to the Fund or its shareholders.

CAM, the Fund's Administrator under an Administration Agreement, is responsible for managing the Fund's business affairs, subject to supervision by the Fund's Board of Directors. For its services, CAM receives an annual fee equal to 0.40% of average daily gross assets of the Fund. Average daily gross assets are computed as described above.

6. EXPENSE REIMBURSEMENT. Pursuant to the Investment Advisory Agreement, the Adviser will reduce the advisory fee or if necessary reimburse each portfolio of the Fund (excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and all of the Fund's distribution fees) for expenses incurred in excess of 1.25% (expense limitation). For the period ended December 31, 1998, the Adviser waived all fees, and reimbursed all expenses of the Fund.

7. DIRECTOR COMPENSATON. The Fund pays each Director who is not an employee or a director of the Adviser or its affiliates a fee of $750 plus travel expenses for each Board of Directors meeting attended, $250 for each telephone meeting attended, and an annual retainer of $3,000.

8. LINE OF CREDIT. On September 15, 1998, the Fund entered into an agreement with Fleet National Bank that provides a $20,000,000 Line of Credit to the Fund that may be used for cash overdraft protection. The Fund pays a commitment fee of $20,000 annually, and interest is charged on any borrowed amounts at the currently effective Federal Funds Rate plus .55%. This Line of Credit was not used during the period ended December 31, 1998.

Directors                               Adviser
Bradford K. Gallagher, Chairman         CypressTree Asset Management Corporation, Inc.
William F. Achtmeyer                    125 High Street
William F. Devin                        Boston, MA  02110
Kenneth J. Lavery
Arthur S. Loring                        Transfer and Dividend Agent
                                        State Street Bank and Trust Company
Officers                                P.O. Box 8505
Bradford K. Gallagher, President        Boston, MA  02266-8505
Joseph T. Grause, Jr.,
  Executive Vice President              Independent Accountants
John I. Fitzgerald, Secretary           Deloitte & Touche LLP
                                        125 Summer Street
Distributor                             Boston, MA  02110-1617
CypressTree Funds Distributors, Inc.
286 Congress Street
Boston, MA  02210

CypressTree Funds Shareholder Services
286 Congress Street
Boston, MA 02210
800-860-5575

0299-10053